                         SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC 20549

                         -----------------------------------


                                      FORM 8-K

                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


                      ----------------------------------------


Date of report (Date of earliest event reported):  August 14, 1998




                                    BARRA, INC.
               (Exact name of registrant as specified in its charter)


          DELAWARE                 0-19690                 94-2993326
 (State or Other Jurisdiction     (Commission             (IRS Employer
      of Incorporation)           File Number)          Identification No.)


2100 MILVIA STREET, BERKELEY, CA                           94704-1113
(Address of principal executive office)                    (Zip code)



Registrant's telephone number, including area code:  (510) 548-5442




                                        N/A
            (Former Name or Former Address, if Changed Since Last Report)

 -------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS.

     Effective August 14, 1998, the Registrant has changed its state of incorporation from California to Delaware. This change in its state of incorporation was approved by the holders of a majority of the Registrant's outstanding shares of Common Stock at the Registrant's annual meeting of shareholders on August 5, 1998. The reincorporation was effected by merging BARRA, Inc., a California corporation ("BARRA California"), into BARRA (DE), Inc., a Delaware corporation and a wholly-owned subsidiary of BARRA California ("BARRA Delaware"), pursuant to the terms of an Agreement and Plan of Merger between BARRA California and BARRA Delaware. Upon effectiveness of the merger, BARRA Delaware changed its name to "BARRA, Inc."

     The reincorporation will not result in any change in the Registrant's name, business, management, fiscal year, assets or liabilities, will not cause the Registrant's corporate headquarters or other facilities to be moved and will not result in any relocation of management or other employees. As a result of the merger, BARRA Delaware has succeeded by operation of law to all of the assets, rights, powers and property and all of the debts, liabilities and obligations of BARRA California.

     Shareholders will not be required to undertake a mandatory exchange of the Registrant's shares. Certificates for the Registrant's shares will automatically represent an equal number of shares in BARRA Delaware upon completion of the merger.

     In addition, at the annual meeting of shareholders on August 5, 1998 the Registrant's shareholders approved an increase in the Registrant's authorized number of shares of Common Stock from 40,000,000 to 75,000,000. The new authorized level of shares of Common Stock is provided for under BARRA Delaware's Certificate of Incorporation.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

Exhibit No.       Document Description
-----------       --------------------
2.1               Agreement and Plan of Merger of BARRA (DE), Inc. (a Delaware
                  corporation) and BARRA, Inc. (a California corporation).



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

                                     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BARRA, INC.


   Date:  August 14, 1998                  By:   /s/ James D. Kirsner
                                              -----------------------------
                                           Name:   James D. Kirsner
                                           Title:  Chief Financial Officer



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


                                   EXHIBIT INDEX

Exhibit No.      Document Description
----------       --------------------
2.1              Agreement and Plan of Merger of BARRA (DE), Inc. (a Delaware
                 corporation) and BARRA, Inc. (a California corporation).





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